UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09445

Marketocracy Funds
 (Exact name of registrant as specified in charter)

P.O. Box 23791, San Jose, CA 95153
 (Address of principal executive offices) (Zip code)

Kendrick W. Kam
P.O. Box 23791, San Jose, CA 95153
 (Name and address of agent for service)

1-888-884-8482
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2017

Item 1. Report to Stockholders.

Annual Report

MASTERS 100 FUND

June 30, 2017

MASTERS 100 FUND

Performance & Portfolio Discussion

Dear Shareholder:

For the year ended June 30, 2017, the Fund gained 11.85% while the S&P500 gained 17.90%.

For some time now, our largest allocation has been to the Manufacturing sector which includes our biotech investments. Over the past year, our biotech investments have been buffeted by the potential for major changes in healthcare policy put forth by both Hillary Clinton and Donald Trump.

Although none of the proposed policy changes will have any impact on the success or failure of the clinical trials the companies in our portfolio are conducting, biotech stocks fell in the 4th quarter of 2016, when it looked like Hillary Clinton would win the election, and recovered in the 1st quarter of 2017 after Donald Trump took office.

We continue to believe that the value of the biotech stocks we hold will reflect the success or failure of their clinical trial results, so we did not attempt to sell to reduce our losses in the 4th quarter of 2016. As a result, we remained fully invested during the rally that started in the 1st quarter of 2017.

After the Republican plan to rescind the Affordable Care Act failed to pass the Senate in the 2nd quarter of 2017, biotech stocks fell again. However, we do not believe this dip will last long.

Our experience with Arena Pharmaceuticals, Inc. this year is a good example of why we do not try to trade every temporary dip. The company announced a reverse split in June 2017, which is usually not good news.  Then on July 11, 2017, the stock jumped 45% after a successful phase 2 trial for their treatment for lung disease.

We invest in biotech stocks when we believe the company is developing new drugs that will result in better outcomes for patients with diseases for which no effective treatments exist. We cannot sell our positions to avoid a temporary price dip because it means we may not be in the stock on the days when good clinical results can dramatically increase the price.

For this reason, we are comfortable holding on to the biotech stocks we have and will possibly add more as clinical trial outcomes warrant.

Sincerely,

Ken Kam
Portfolio Manager
Marketocracy Masters 100 Fund

Returns assume reinvestment of dividends and distributions. Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit: http://www.masters100fund.com/ or call 888-884-8482. The Fund’s total expense ratio was 2.04% including 0.09% for AFFE ratio as of October 28, 2016.
Annual Report - 1

				FOR THE QUARTER ENDED
				9/30/16	12/31/16	3/31/17	6/30/17
Masters 100 Fund				4.98%	-3.95%	7.99%	2.72%
MARKET INDICES
DJIA				2.78%	8.66%	5.19%	3.95%
S&P 500				3.85%	3.82%	6.07%	3.09%
NASDAQ				10.02%	1.69%	10.13%	4.21%

	CUMULATIVE
As of 6/30/2017	1 MONTH	3 MONTH	YTD	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Masters 100 Fund	3.96%	2.72%	10.93%	11.85%	-8.21%	2.71%	-23.68%
MARKET INDICES
DJIA	1.74%	3.95%	9.35%	22.12%	36.81%	87.94%	107.53%
S&P 500	0.62%	3.09%	9.34%	17.90%	31.70%	97.92%	100.08%
NASDAQ	-0.86%	4.21%	14.76%	28.39%	44.78%	123.85%	165.32%

					ANNUALIZED
As of 6/30/2017					3 YEAR	5 YEAR	10 YEAR
Masters 100 Fund					-2.82%	0.54%	-2.67%
MARKET INDICES
DJIA					11.01%	13.45%	7.57%
S&P 500					9.61%	14.63%	7.18%
NASDAQ					13.11%	17.47%	10.24%

The above indices are unmanaged and cannot be invested in directly. Returns for the above indices and the Fund assume reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Diversification does not prevent a loss or guarantee a profit.

Returns assume reinvestment of dividends and distributions.

Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please call 1-888-884-8482 or visit: http://www.masters100fund.com. The Fund’s total expense ratio was 2.04% (including 1.95% paid to the adviser and 0.09% for acquired fund fees and expenses) as of October 28, 2016.

Principal risks associated with an investment in the Fund include Stock Selection risk, Small and Medium Companies risk, Foreign Investment risk, and Internet Reliance risk. The Fund can invest in small and medium sized companies, which are often more volatile and less liquid than larger, more established companies and therefore increase the volatility of the Fund’s portfolio. The strategies used by the Fund’s investment adviser in selecting Fund’s portfolio may not always be successful. The investments may decline in value or not increase in value when the stock market in general is rising. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, taxation, and different
Annual Report - 2

MASTERS 100 FUND

accounting and financial standards. Operation of Marketocracy.com’s website depends on the continued availability of the Internet, both short- and long-term. Significant failures of the Internet could lead to interruptions or delays in the Fund’s investment adviser’s ability to manage the Fund’s portfolio.

The m100 group, upon whose research the Masters 100 Fund’s portfolio manager relies in managing the Fund, is comprised of individuals who may be amateur investors, not investment professionals, and are not employees of the Fund or its adviser. Their track records are based on the performance of a simulated stock portfolio on the website www.marketocracy.com.

Marketocracy Funds advises investors to carefully consider the investment objectives, risks, and charges and expenses associated with the Fund prior to investing. The Fund’s prospectus contains this and other information about the Fund. To obtain a prospectus containing more complete information about the Fund, including fees and expenses, please call 1-888-884-8482, or visit: http://www.masters100fund.com. Please read the prospectus carefully before investing.

Distributor: Rafferty Capital Markets, LLC
Annual Report - 3

Fund Holdings by Sector* (Unaudited)

*	Percent of Total Net Assets.
**	Includes cash equivalents other assets and liabilities.

Growth of $10,000 (Unaudited)

Annual Report - 4

MASTERS 100 FUND

Expense Example
(Unaudited)

As a shareholder of the Masters 100 Fund (the “Fund”), you incur two types of costs: (1) transaction costs, which may include redemption fees, and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2017 to June 30, 2017).

Actual Expenses
The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  Investment Retirement Accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees and administration fees (which include fund accounting, custody and transfer agent costs).  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report - 5

Expense Example (continued)
(Unaudited)

Actual Returns vs. Hypothetical Returns
Six Months Ended June 30, 2017

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2017 to
	January 1, 2017	June 30, 2017	June 30, 2017
Actual	$1,000.00	$1,109.30	$10.20
Hypothetical (5% return per
year before expenses)	$1,000.00	$1,015.12	$9.74

*	Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report - 6

MASTERS 100 FUND

Financial Statements as of
June 30, 2017

•	Portfolio of Investments
•	Statement of Assets and Liabilities
•	Statement of Operations
•	Statements of Changes in Net Assets
•	Financial Highlights
•	Notes to the Financial Statements
•	Report of Independent Registered
Public Accounting Firm
•	Trustees & Officers

Annual Report - 7

Portfolio of Investments
June 30, 2017

		Shares	Market Value
COMMON STOCKS - 78.4%			$3,100,505
(Cost $2,973,510)

ACCOMMODATION AND FOOD SERVICES - 0.3%			11,662
SBUX	STARBUCKS CORP.	200	11,662

ARTS AND ENTERTAINMENT AND RECREATION - 1.7%			67,200
ATVI	ACTIVISION BLIZZARD, INC.	800	46,056
EA	ELECTRONIC ARTS, INC. (a)	200	21,144

CONSTRUCTION - 0.5%			18,503
IESC	IES HOLDINGS, INC. (a)	1,000	18,150
MDC	MDC HOLDINGS, INC.	10	353

FINANCE AND INSURANCE - 1.4%			54,892
BAC	BANK OF AMERICA CORP.	1,400	33,964
TACO	DEL TACO RESTAURANTS, INC. (a)	400	5,500
LC	LENDINGCLUB CORP. (a)	2,800	15,428

INFORMATION - 11.9%			470,981
BABA	ALIBABA GROUP HOLDING LTD. - ADR (a)	600	84,540
CBB	CINCINNATI BELL, INC. (a)	800	15,640
ETM	ENTERCOM COMMUNICATIONS CORP. - CLASS A	800	8,280
FB	FACEBOOK, INC. - CLASS A (a)	800	120,784
GTT	GTT COMMUNICATIONS, INC. (a)	800	25,320
IAC	IAC/INTERACTIVECORP (a)	200	20,648
NFLX	NETFLIX, INC. (a)	200	29,882
PHI	PLDT, INC. - ADR	600	21,186
TDS	TELEPHONE & DATA SYSTEMS, INC.	800	22,200
TZOO	TRAVELZOO (a)	2,200	24,090
TCX	TUCOWS, INC. - CLASS A (a)	400	21,400
TWLO	TWILIO, INC. - CLASS A (a)	200	5,822
TWTR	TWITTER, INC. (a)	2,200	39,314
DIS	WALT DISNEY CO. (THE)	300	31,875

MANUFACTURING - 47.6%			1,884,369
AMD	ADVANCED MICRO DEVICES, INC. (a)	8,800	109,824
AAPL	APPLE, INC.	300	43,206
AMAT	APPLIED MATERIALS, INC.	1,000	41,310
ARLZ	ARALEZ PHARMACEUTICALS, INC. (a)	800	1,080
ARNA	ARENA PHARMACEUTICALS, INC. (a)	3,200	53,984
BMRN	BIOMARIN PHARMACEUTICAL, INC. (a)	400	36,328
AVGO	BROADCOM LTD.	200	46,610
CELG	CELGENE CORP. (a)	300	38,961
CEMP	CEMPRA, INC. (a)	6,800	31,280
CRUS	CIRRUS LOGIC, INC. (a)	400	25,088
STZ	CONSTELLATION BRANDS, INC. - CLASS A	200	38,746
CUO	CONTINENTAL MATERIALS CORP. (a)	1,000	19,100

The accompanying notes are an integral part of these financial statements.

Annual Report - 8

MASTERS 100 FUND

ESLT	ELBIT SYSTEMS LTD.	200	24,750
FSLR	FIRST SOLAR, INC. (a)	200	7,976
FLXN	FLEXION THERAPEUTICS, INC. (a)	3,200	64,704
F	FORD MOTOR CO.	1,000	11,190
GLMD	GALMED PHARMACEUTICALS LTD. (a)	2,400	14,880
GM	GENERAL MOTORS CO.	800	27,944
GILD	GILEAD SCIENCES, INC.	600	42,468
GWPH	GW PHARMACEUTICALS PLC - ADR (a)	600	60,150
IDRA	IDERA PHARMACEUTICALS, INC. (a)	3,000	5,160
IDXX	IDEXX LABORATORIES, INC. (a)	200	32,284
ILMN	ILLUMINA, INC. (a)	200	34,704
INSY	INSYS THERAPEUTICS, INC. (a)	1,600	20,240
ICPT	INTERCEPT PHARMACEUTICALS, INC. (a)	600	72,642
ITT	ITT, INC.	600	24,108
IXYS	IXYS CORP. (a)	1,700	27,965
KITE	KITE PHARMA, INC. (a)	200	20,734
LCI	LANNETT CO., INC. (a)	800	16,320
LGND	LIGAND PHARMACEUTICALS, INC. (a)	200	24,280
MNKD	MANNKIND CORP. (a)	14,000	19,740
MU	MICRON TECHNOLOGY, INC. (a)	1,400	41,804
MNTA	MOMENTA PHARMACEUTICALS, INC. (a)	10,200	172,380
NVDA	NVIDIA CORP.	800	115,648
NXPI	NXP SEMICONDUCTORS NV (a)	200	21,890
PERY	PERRY ELLIS INTERNATIONAL, INC. (a)	200	3,892
PSTI	PLURISTEM THERAPEUTICS, INC. (a)	8,300	10,624
PTLA	PORTOLA PHARMACEUTICALS, INC. (a)	400	22,468
QRVO	QORVO, INC. (a)	137	8,675
RDHL	REDHILL BIOPHARMA LTD. - ADR (a)	1,400	12,152
REGN	REGENERON PHARMACEUTICALS, INC. (a)	200	98,228
RVNC	REVANCE THERAPEUTICS, INC. (a)	1,200	31,680
SWKS	SKYWORKS SOLUTIONS, INC.	200	19,190
S	SPRINT CORP. (a)	7,200	59,112
SQ	SQUARE, INC. - CLASS A (a)	2,400	56,304
SUPN	SUPERNUS PHARMACEUTICALS, INC. (a)	1,000	43,100
TLGT	TELIGENT, INC. (a)	2,600	23,790
TM	TOYOTA MOTOR CORP. - ADR	200	21,004
UA	UNDER ARMOUR, INC. - CLASS C (a)	4,200	84,672

MINING, QUARRYING, AND OIL AND GAS EXTRACTION - 0.3%			13,044
CLF	CLIFFS NATURAL RESOURCES, INC. (a)	600	4,152
WG	WILLBROS GROUP, INC. (a)	3,600	8,892

PROFESSIONAL, SCIENTIFIC, AND TECHNICAL SERVICES - 6.5%			256,664
ABEO	ABEONA THERAPEUTICS, INC. (a)	7,000	44,800
BIIB	BIOGEN, INC. (a)	200	54,272
CARA	CARA THERAPEUTICS, INC. (a)	800	12,312
CLLS	CELLECTIS SA - ADR (a)	1,800	46,476
ENG	ENGLOBAL CORP. (a)	9,600	12,480
GRPN	GROUPON, INC. (a)	5,600	21,504
LMNX	LUMINEX CORP.	1,000	21,120
TRVN	TREVENA, INC. (a)	19000	43,700

The accompanying notes are an integral part of these financial statements.

Annual Report - 9

RETAIL TRADE - 3.6%			143,334
DSW	DSW, INC. - CLASS A	4,800	84,960
M	MACY’S, INC.	1,600	37,184
OSTK	OVERSTOCK.COM, INC. (a)	1,300	21,190

TRANSPORTATION AND WAREHOUSING - 3.9%			152,836
CCL	CARNIVAL CORP.	1,000	65,570
NCLH	NORWEGIAN CRUISE LINE HOLDINGS LTD. (a)	1,200	65,148
UPS	UNITED PARCEL SERVICE, INC. - CLASS B	200	22,118

WHOLESALE TRADE - 0.7%			27,020
FIT	FITBIT, INC. - CLASS A (a)	600	3,186
HBP	HUTTIG BUILDING PRODUCTS, INC. (a)	3,400	23,834

PARTNERSHIPS & TRUSTS - 0.2%			10,392
(Cost $10,350)

REAL ESTATE AND RENTAL AND LEASING - 0.2%			10,392
SKT	TANGER FACTORY OUTLET CENTERS, INC.	400	10,392

INVESTMENT COMPANIES - 3.4%			135,799
(Cost $139,586)

FINANCE AND INSURANCE - 3.4%			135,799
HDGE	ADVISORSHARES RANGER EQUITY BEAR ETF (a)	1,400	11,984
MIE	COHEN & STEERS MLP INCOME AND
	ENERGY OPPORTUNITY FUND, INC.	10	109
VXX	IPATH S&P 500 VIX SHORT-TERM FUTURES ETN (a)	400	5,104
DBA	POWERSHARES DB AGRICULTURE FUND (a)	600	11,910
DBC	POWERSHARES DB COMMODITY
	INDEX TRACKING FUND (a)	800	11,560
EUO	PROSHARES ULTRASHORT EURO (a)	1,400	32,368
SDS	PROSHARES ULTRASHORT S&P500 (a)	400	5,072
PHYS	SPROTT PHYSICAL GOLD TRUST (a)	3,000	30,390
HQL	TEKLA LIFE SCIENCES INVESTORS	600	12,510
PLND	VANECK VECTORS POLAND ETF	800	14,792

MONEY MARKET FUNDS - 18.8%			742,032
(Cost $742,032)
FIGXX	FIDELITY INVESTMENTS MONEY
	MARKET GOVERNMENT PORTFOLIO -
	CLASS I, 0.81% (b)	742,032	742,032
TOTAL INVESTMENT SECURITIES - 100.8%			3,988,728
(Cost $3,865,478)
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.8%)			(32,796)
NET ASSETS - 100.0%			$3,955,932

ADR - American Depository Receipt
(a)	Non-income producing security.
(b)	Seven day yield as of June 30, 2017

The accompanying notes are an integral part of these financial statements.

Annual Report - 10

MASTERS 100 FUND

Statement of Assets and Liabilities
June 30, 2017

ASSETS
Investments at cost	$3,865,478
Investments at value (Note 2)	$3,988,728
Cash	329
Interest and dividends receivable	1,409
Receivable for portfolio investments sold	68,805
TOTAL ASSETS	4,059,271

LIABILITIES
Payable for portfolio investments purchased	94,859
Payable for capital shares redeemed	2,188
Accrued investment advisory fee	4,840
Accrued administrative fee	1,452
TOTAL LIABILITIES	103,339

NET ASSETS	$3,955,932
Net assets consist of:
Paid in capital	$11,390,911
Accumulated net investment loss	(7,538)
Accumulated net realized loss from security transactions	(7,550,691)
Net unrealized appreciation on investments	123,250
Net assets	$3,955,932
Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	418,971
Net asset value, offering price and redemption
price per share (Note 2)	$9.44

The accompanying notes are an integral part of these financial statements.

Annual Report - 11

Statement of Operations
Year Ended June 30, 2017

INVESTMENT INCOME
Dividends (net of withholding tax $179)	$30,639
Interest	3,439
TOTAL INVESTMENT INCOME	34,078

EXPENSES
Investment advisory fees (Note 4)	59,441
Administrative fees (Note 4)	17,832
TOTAL EXPENSES	77,273

NET INVESTMENT LOSS	(43,195)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(227,114)
Capital gain distribution from other investment companies	143
Net change in unrealized appreciation/depreciation of investments	716,771

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS	489,800
NET INCREASE IN NET ASSETS FROM OPERATIONS	$446,605

The accompanying notes are an integral part of these financial statements.

Annual Report - 12

MASTERS 100 FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2017	June 30, 2016
FROM OPERATIONS:
Net investment loss	$(43,195)	$(57,508)
Net realized loss from investments sold	(227,114)	(381,214)
Capital gain distribution from
other investment companies	143	1,716
Net change in unrealized
appreciation/depreciation on investments	716,771	(772,171)
Net increase (decrease) in net assets
resulting from operations	446,605	(1,209,177)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,600	7,700
Payments of shares redeemed	(665,453)	(504,304)
Net decrease in net assets
from capital share transactions	(658,853)	(496,604)

TOTAL DECREASE IN NET ASSETS	(212,248)	(1,705,781)

NET ASSETS:
Beginning of year	4,168,180	5,873,961
End of year	$3,955,932	$4,168,180
Accumulated Net Investment Loss	$(7,538)	$(4,107)

Capital Share Activity
Shares sold	743	854
Shares redeemed	(75,596)	(55,605)
Net decrease in shares outstanding	(74,853)	(54,751)
Shares outstanding, beginning of year	493,824	548,575
Shares outstanding, end of year	418,971	493,824

The accompanying notes are an integral part of these financial statements.

Annual Report - 13

Financial Highlights

Selected Per Share Data and Ratios For a Share of Capital
Stock Outstanding Throughout Each Year

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	6/30/17		6/30/16		6/30/15		6/30/14		6/30/13
Net asset value at
beginning of year	$8.44		$10.71		$10.49		$9.09		$9.53

Income (Loss) from
Investment Operations:
Net investment loss	(0.10	)(1)	(0.11	)(1)	(0.13	)(1)	(0.13	)(1)	(0.05	)(1)
Net realized and unrealized
gain (loss) on investments	1.10		(2.16)		0.54		1.53		(0.24)
Total from investment operations	1.00		(2.27)		0.41		1.40		(0.29)

Less distributions from:
Net Investment Income	—		—		(0.19)		—		(0.15)

Net asset value at end of year	$9.44		$8.44		$10.71		$10.49		$9.09

Total Return	11.85%		(21.2)%		4.14%		15.40%		(3.03)%
Net assets at end of year (millions)	$4.0		$4.2		$5.9		$7.9		$7.8
Ratio of expenses to
average net assets	1.95%		1.95%		1.95%		1.95%		1.95%
Ratio of net investment loss
to average net assets	(1.09)%		(1.23)%		(1.28)%		(1.26)%		(0.50)%
Portfolio turnover rate	246%		219%		192%		566%		615%

(1)	Calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Annual Report - 14

MASTERS 100 FUND

Notes to the Financial Statements
June 30, 2017

1. Organization

The Marketocracy Masters 100 Fund (the “Fund”) is a series of Marketocracy Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust was organized as a Delaware statutory trust on July 14, 1999.  The Fund commenced operations on November 5, 2001.

The objective of the fund is capital appreciation.  In seeking capital appreciation, the Fund invests primarily in common stocks of U.S. and foreign companies of any size, seeking to outperform the Standard & Poor’s Composite Stock Price Index (the “S&P 500 Index®”).

2. Significant Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Investment Valuation
Portfolio securities are valued as follows:

(1)
securities that are traded on stock exchanges or are quoted by the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price,

(2)
securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued,

(3)	securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and

(4)
securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

In general, the Fund “fair values” securities when the Fund does not receive market quotations for those securities or, in some limited cases, receives market quotations for the securities that the Fund does not believe are reliable or correct.  Circumstances that might give rise to the Fund fair valuing a security include trading halts, de-listing of the security, early closing or failure of the opening of the primary exchange on which the security primarily trades, and corporate actions, e.g., stock splits, tender offers, reorganizations or exchanges. With respect to the Fund’s investments in one or more
Annual Report - 15

open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based in part upon the net asset values of such investment companies.  The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Despite diligence and good faith, the fair valuing of the Fund’s portfolio securities could lead to values, which in hindsight and with information not available when fair valuing, that are not entirely accurate.  However, the Fund’s portfolio tends to be extremely and broadly diversified.  At June 30, 2017, the Fund held securities of 100 issuers across 12 sectors represented by the North American Industry Classification System (“NAICS”). Thus, erroneous fair values of one or even several securities are less likely to materially affect the Fund’s net asset value than if the Fund were less diversified.  In addition, virtually all of the Fund’s portfolio securities trade principally on U.S. securities exchanges. Thus, fair valuing presents fewer risks for the Fund than those faced by mutual funds holding securities traded on foreign exchanges.  In addition, the Fund’s historical rate of required fair valuing during its operations to date has been relatively modest. Nevertheless, the Fund regularly reviews the appropriateness and accuracy of the method it uses in valuing its portfolio securities to determine if it should make any necessary adjustments.  As of June 30, 2017, the Fund did not hold fair valued securities.

The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

NOTE: If the Fund has portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares, please note that the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Share Valuation
The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent.  The offering and redemption price per share of the Fund is equal to the net asset value per share.

The Fund has adopted financial reporting rules that require an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  These financial reporting rules also require enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These financial reporting rules also require the Fund to classify its securities based on valuation method, using the fair value hierarchy described below.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –
Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices).

Annual Report - 16

MASTERS 100 FUND

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$3,100,505	$—	$—	$3,100,505
Partnerships & Trusts(a)	10,392	—	—	10,392
Investment Companies(a)	135,799	—	—	135,799
Cash Equivalents	742,032	—	—	742,032
Total Investments in Securities	$3,988,728	$—	$—	$3,988,728

(a)	See Portfolio of Investments for sector detail.

For the year ended June 30, 2017, there were no transfers between Levels 1, 2 and 3.  The Fund did not hold any Level 3 securities during the fiscal year ended June 30, 2017.  It is the Fund’s policy to record transfers at the end of the reporting period.

Distributions to Shareholders
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes
The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At June 30, 2017, the Fund deferred, on a tax basis, $261,007 of post-October losses.  At June 30, 2017, the Fund has estimated capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$6,513,544	$—	$6,513,544	6/30/18
317,736	399,427	717,163	Non-Expiring
$6,831,280	$399,427	$7,230,707

Annual Report - 17

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year, the Fund did not incur any interest or penalties. The Fund has reviewed all open tax years and concluded that there is no effect to the Fund’s financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund has no examinations in progress.

Security Transactions and Investment Income
Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Subsequent Events
On August 11, 2017, the Board of Trustees approved a plan of liquidation for the Fund, which will occur on or about September 15, 2017. After August 11, 2017, the Fund no longer accepts incoming purchases or exchanges.

3. Investment Transactions

The Fund’s aggregate purchases and sales of securities (excluding short-term investments) for the fiscal year ended June 30, 2017 were $7,694,308 and $8,036,709, respectively.  There were no purchases or sales of long-term U.S. Government securities.

4. Investment Advisory and Administration Agreements

Advisory Fees – The investment adviser for the Fund is Marketocracy Capital Management LLC (“MCM” or the “Adviser”).  The Fund’s investments are managed by the Adviser pursuant to the terms of the Investment Advisory and Management Agreement (the “Advisory Agreement”).  Under the Advisory Agreement, the Adviser regularly provides the Fund with investment research, advice, management and supervision and furnishes a continuous investment program for the Fund’s portfolio, subject to the supervision of the Trust’s Board of Trustees.  The Adviser is responsible for (1) the compensation of any of the Trust’s Trustees, officers and employees who are “interested persons” of the Trust, (2) compensation of the Adviser’s personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreement, and (3) expenses of printing and distributing the Fund’s Prospectus and sales and advertising materials to prospective investors.

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives management fees from the Fund, computed and accrued daily and paid monthly, equal to 1.50% per annum of the Fund’s average daily net assets.  Under the Advisory Agreement, the Fund’s investment adviser has contractually agreed that the Fund’s total annual operating expenses (exclusive of certain
Annual Report - 18

MASTERS 100 FUND

items, including acquired fund fees and expenses) will be 1.95% of the Fund’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion and 1.80% of such assets in excess of $1 billion.  This arrangement will continue as long as the Trust’s Board of Trustees annually reviews and renews the Advisory Agreement.  For the year ended June 30, 2017, the Fund incurred $59,441 in advisory fees.

Administration Fees – The Trust has entered into a separate contract with MCM wherein MCM is responsible for providing administrative and supervisory services to the Fund (the “Administration Agreement”).  Under the Administration Agreement, MCM oversees the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations.  MCM also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, MCM is responsible for the equipment, staff, office space and facilities necessary to perform its obligations thereunder.  MCM has also assumed responsibility for payment of all of the Fund’s operating expenses except for brokerage, commission and other investment-related expenses and any extraordinary and nonrecurring expenses.

For the services rendered by MCM under the Administration Agreement, MCM receives a fee at the annual rate of 0.45% of the respective Fund’s average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion and 0.30% of such assets in excess of $1 billion, (excluding certain expenses of holding or carrying the Fund’s securities).  For the year ended June 30, 2017, the Fund incurred administration fees of $17,832.

MCM has retained U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) to serve as the Fund’s transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist MCM in providing executive, administrative and regulatory services to the Fund.  MCM (not the Fund) pays the Transfer Agent’s fees for these services.

5. Distributions to Shareholders

Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid annually. For the fiscal years ended June 30, 2017, and June 30, 2016, the Fund did not make a distribution.

At June 30, 2017, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Masters 100 Fund

Unrealized appreciation	$402,729
Unrealized depreciation	(344,276)
Net unrealized appreciation on investments	$58,453

At June 30, 2017, the cost of investments for federal income tax purposes was $3,930,275.
Annual Report - 19

At June 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$—
Other accumulated losses	(7,493,432)
Unrealized appreciation	58,453
$(7,434,979)

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, passive foreign investment companies, and partnership adjustments.

GAAP requires that permanent book-to-tax differences to be reclassified among the component of net assets. These reclassifications have no effect on net assets or net asset value.

For the fiscal year ended June 30, 2017, the following reclassifications were made:

Undistributed net investment income	$39,764
Accumulated net realized gain	$1,062,371
Paid in capital	$(1,102,135)

Annual Report - 20

MASTERS 100 FUND

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of
Marketocracy Funds and
Shareholders of Masters 100 Fund

We have audited the accompanying statement of assets and liabilities of Masters 100 Fund (the “Fund”), a series of Marketocracy Funds, including the portfolio of investments, as of June 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Masters 100 Fund as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 29, 2017
Annual Report - 21

Trustees and Officers (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  Information pertaining to the Trustees and officers of the Fund is set forth below.  The Trust’s Statement of Additional Information includes additional information about the Fund’s Trustees and officers and is available, without charge, upon request by calling 1-888-884-8482.

Independent Trustees

Name and Address	Age	Position, Term, and Length of Time Served

Judi R. Lum	56	Trustee since November 2013, Chairman since
P.O. Box 23791		February 2016
San Jose, CA 95153

Patricia A. Einarson	58	Trustee since February 2016
P.O. Box 23791
San Jose, CA 95153

Interested Trustees and Officers

Name and Address	Age	Position, Term, and Length of Time Served
Kendrick W. Kam	56	Trustee, President and Treasurer since
P.O. Box 23791		December 1999
San Jose, CA 95153

Annual Report - 22

MASTERS 100 FUND

Independent Trustees
	Number of portfolios	Other Trusteeship/Directorship held
Principal Occupation during the Past Five Years	overseen by Trustee	by Trustee during the Past Five Years

Managing Director, E2 Consulting,	1	None
management consulting
(1998 – Present)

Physician (2001 – Present), Medical	1	None
Advisor, AnalyticsMD, healthcare
start-up (2012 – Present),
Medical Advisor, RayVio
(2016 – Present),
Board Member, El Camino Hospital
and Healthcare District (2010 – 2014)

Interested Trustees and Officers
	Number of portfolios	Other Trusteeship/Directorship held
Principal Occupation during the Past Five Years	overseen by Trustee	by Trustee during the Past Five Years

CEO, Marketocracy, Inc.	1	None
(1999 – Present), President and
Vice President, Marketocracy
Capital Management LLC
(2000 – Present)

Annual Report - 23

Privacy Notice
Marketocracy Funds

The Fund collects non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us verbally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Annual Report - 24

MASTERS 100 FUND

(This Page Intentionally Left Blank.)

Annual Report - 25

(This Page Intentionally Left Blank.)

Annual Report - 26

MASTERS 100 FUND

(This Page Intentionally Left Blank.)

Annual Report - 27

Federal Tax Information (Unaudited)

For the fiscal year ended June 30, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2017, was 0.00%.

Additional information applicable to foreign shareholders only: The percent of taxable ordinary income distributions that are designated as short-term capital gain distributions for the year ended June 30, 2017, was 0.00%.

Availability of Quarterly Portfolio Schedule (Unaudited)

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for its first and third fiscal quarters on Form N-Q. Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-888-884-8482. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Proxy Voting (Unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities of the Fund during the most recent 12- month period ended June 30 is available annually, by calling 1-888-884-8482. Furthermore, you can obtain the information on the SEC’s website at http://www.sec.gov.

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities of the Fund are available in the Statement of Additional Information (“SAI”) on the Fund’s website at http://www.masters100fund.com and on the SEC’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents (Unaudited)

Only one prospectus, annual and semi-annual report will be sent to shareholders with the same last name and address on their Marketocracy accounts, unless you request multiple copies. If you would like to receive separate copies, please call us at 1-888-884-8482. We will begin sending your additional copies free of charge within thirty (30) days. If your shares are held through a financial institution, please contact them directly.

Annual Report - 28

MASTERS 100 FUND

Investment Adviser/Administrator
Marketocracy Capital Management LLC
P. O. Box 23791
San Jose, CA 95153

Transfer Agent/Sub-Administrator
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(Toll-Free) 1-888-884-8482

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY  11530

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report and the financial statements contained in it are provided for the general information of the shareholders of Marketocracy
Funds. To obtain a prospectus containing more complete information about Marketocracy Funds, including fees and expenses, please call us at 1-888-884-8482, or visit http://www.masters100fund.com.

Please read it carefully before you invest in the Marketocracy Funds.

Investment Act No. 811-09445

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-884-8482.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.  The registrant’s portfolio consists primarily of liquid securities traded on domestic exchanges or in the over-the-counter market.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no other services provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$18,000	$18,000
Audit-Related Fees	-	-
Tax Fees	$2,800	$2,800
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2017	FYE 6/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc. - not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2017	FYE 6/30/2016
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s form N-CSR filed September 4, 2015.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.
30

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Marketocracy Masters 100 Fund

By      /s/ Kendrick W. Kam
           Kendrick W. Kam, President & Treasurer

Date   August 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By      /s/ Kendrick W. Kam
           Kendrick W. Kam, President & Treasurer

Date   August 29, 2017

31